                                                                    EXHIBIT 24.3

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

      The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-4 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 pursuant to which the Company may from time to time issue shares of its Class A Common Stock or warrants to purchase such shares in connection with certain acquisitions does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each will full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

      May 25, 2000

                              /s/ William E. Conway
                              ---------------------

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

      The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-4 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 pursuant to which the Company may from time to time issue shares of its Class A Common Stock or warrants to purchase such shares in connection with certain acquisitions does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each will full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

      May 25, 2000

                              /s/ Frank M. Drendel
                              --------------------

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

      The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-4 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 pursuant to which the Company may from time to time issue shares of its Class A Common Stock or warrants to purchase such shares in connection with certain acquisitions does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each will full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

      May 25, 2000

                                                  /s/ Janet Hill
                                                  --------------